Supplement Dated Oct. 17, 2003*
                      to the Prospectus Dated June 27, 2003
                of IDS Life Series Fund, Inc. S-6191-99 U (6/03)

The following changes will be effective on Oct. 20, 2003:

The following revisions apply to the "Principal Investment Strategies" and the "Management" sections of the International Equity Portfolio section of the prospectus:

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets primarily are invested in equity securities of foreign issuers that offer strong growth potential. The Fund may invest in developed and in emerging markets.

AEFC serves as the investment manager to the Fund and is responsible for the Fund's overall administration, distribution and oversight of the investment process. AEFC has entered into an agreement with AEAMI, a wholly-owned subsidiary, to act as subadviser to the Fund. Investment decisions for the Fund are made by a team of seasoned investment professionals at Threadneedle who are associated with AEAMI. Threadneedle is also a wholly-owned subsidiary of AEFC.

Threadneedle chooses investments by:

o Deploying an integrated approach to equity research that incorporates regional analyses, a global sector strategy, and stock specific perspectives.

o Conducting detailed research on companies in a consistent strategic and macroeconomic framework.

o Looking for catalysts of change and identifying the factors driving markets, which will vary over economic and market cycles.

o Implementing rigorous risk control processes that ensure that the risk and return characteristics of the Fund's portfolio are consistent with established portfolio management parameters.

Threadneedle determines the allocation of the Fund's assets among various regions at a monthly meeting on asset allocation and regional strategy. The allocation is reviewed weekly at a meeting at which all of Threadneedle's regional teams who cover foreign securities are represented.

Using the global sector strategy, the Fund's portfolio management team constructs the portfolio using two core lists of recommended holdings for each of the regions included in the allocation model, the Largest Companies List and the Preferred List. In addition, the portfolio may hold other securities selected by the various regional experts. These discretionary holdings will typically make up a much smaller portion of the Fund.

o The Largest Companies List includes the largest stocks in the Fund's benchmark. Threadneedle's research on regions, sectors, and specific companies is used to determine recommended weightings for each stock.

o The Preferred List includes the stocks not included in the Largest Companies List that represent the best ideas generated by Threadneedle's research. Stocks on the Preferred List are selected by:

     o   Evaluating the opportunities and risks within regions and sectors;

     o   Assessing valuations; and

     o Evaluating one or more of the following: balance sheets and cash flows, the demand for a company's products or services, its competitive position, or its management.

     The Fund will normally be overweight in the stocks on the Preferred List compared to the benchmark.

o Discretionary holdings are selected by the portfolio management team based on the same criteria used to generate the Preferred List. These stocks are assigned ratings based on their ability to outperform within their sector. The team typically selects the highest rated stocks outside the core category.

A number of factors may prompt the portfolio management team to sell securities. A sale may result from a change in the composition of the Fund's benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency. From time to time the team may use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

During weak or declining markets, the Fund may invest more of its assets in money market securities. The Fund will invest in these securities primarily to avoid losses, however this type of investment also could prevent the Fund from achieving its investment objective. During these times, the Fund may make frequent securities trades that could result in increased fees and expenses.

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                                   MANAGEMENT

The team that manages the Fund's portfolio is led by:

Alex Lyle, Portfolio Manager

o    Head of managed funds.

o    Managed the Fund since 2003.

o    Joined Threadneedle in 1994.

o    Began investment career in 1980.

o    MA, Oxford University.

and

Dominic Rossi, Deputy Portfolio Manager

o    Head of international equities.

o    Managed the Portfolio since 2003.

o    Joined Threadneedle in 1997.

o    Began investment career in 1986.

o    MBA, City University, London.



S-6191-6 A (10/03)

* Valid until June 27, 2004.